________________________________________________________________________________

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

    [ ] Preliminary Proxy Statement

    [ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

    [x] Definitive Proxy Statement

    [ ] Definitive Additional Materials

    [ ] Soliciting Material Pursuant to 'SS'240.14a-11(c) or 'SS'240.14a-12

                       CLARION COMMERCIAL HOLDINGS, INC.
             ------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             ------------------------------------------------------
      (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

    [x] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11:

       (1) Title of each class of securities to which transaction applies:
        ........................................................................

       (2) Aggregate number of securities to which transaction applies:
        ........................................................................

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ...

       (4) Proposed maximum aggregate value of transaction:
        ...

       (5) Total fee paid:
        ...

    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:
        ........................................................................

       (2) Form, Schedule or Registration Statement No.:
        ........................................................................

       (3) Filing Party:
        ........................................................................

       (4) Date Filed:
        ........................................................................

________________________________________________________________________________

                       CLARION COMMERCIAL HOLDINGS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Clarion Commercial Holdings, Inc. (the 'Company') originally scheduled to be held on May 10, 2000, as adjourned successively to May 23, 2000, June 13, 2000,
June 28, 2000 and June 30, 2000, will be held on August 9, 2000 (the originally scheduled Annual Meeting, together with all adjournments thereof, collectively, the 'Annual Meeting') at 10:00 am at the offices of Mayer, Brown & Platt, 1675 Broadway, New York, New York, to consider and act upon the following:

        1. The election of two Class II Directors to serve for a three-year term and until such director's successor is duly elected and qualified;

        2. To ratify the selection of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 2000; and

        3. To consider and act upon any other matter which may properly come before the meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on July 19, 2000 as the date for determining the stockholders of record entitled to receive notice of, and vote at, the Annual Meeting.

                                               By Order of the Board of
                                               Directors,

                                               /s/ Joanne M. Vitale
                                               --------------------------------
                                               Joanne M. Vitale
                                               Secretary

New York, New York
July 25, 2000

    IMPORTANT: PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. PLEASE NOTE THAT THE FORM OF PROXY ENCLOSED HEREWITH IS NOT MATERIALLY DIFFERENT FROM THE FORM OF PROXY ENCLOSED WITH THE PROXY STATEMENT OF THE COMPANY MAILED APRIL 15, 2000. ACCORDINGLY, IF YOU HAVE PREVIOUSLY SUBMITTED THE EARLIER PROXY AND DO NOT WISH TO CHANGE YOUR VOTE, YOU NEED NOT SUBMIT A NEW PROXY. IF YOU DO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

                       CLARION COMMERCIAL HOLDINGS, INC.
                               335 MADISON AVENUE
                            NEW YORK, NEW YORK 10017

                              -------------------

                                PROXY STATEMENT

                              -------------------

         ANNUAL MEETING OF STOCKHOLDERS -- ADJOURNED TO AUGUST 9, 2000

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Clarion Commercial Holdings, Inc. (the 'Company'), a Maryland corporation, for use at the Company's Annual Meeting of Stockholders originally scheduled to be held on May 10, 2000, as adjourned successively to May 23, 2000, June 13, 2000, June 28, 2000 and June 30, 2000, and which has been further adjourned to Wednesday, August 9, 2000 (the originally scheduled Annual Meeting, together with all adjournments thereof, collectively, the 'Annual Meeting') at 10:00 am at the offices of Mayer, Brown & Platt, 1675 Broadway, New York, New York.

    THE COMPANY WILL FURNISH WITHOUT CHARGE TO ANY STOCKHOLDER OF THE COMPANY WHO SO REQUESTS IN WRITING, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. REQUESTS SHOULD BE DIRECTED TO CLARION COMMERCIAL HOLDINGS, INC., 335 MADISON AVE., NEW YORK, NEW YORK 10017.

                            SOLICITATION OF PROXIES

    A form of proxy is enclosed for use at the Annual Meeting if a stockholder is unable to attend in person. Please note that the form of proxy enclosed herewith is not materially different from the form of proxy enclosed with the Proxy Statement of the Company mailed April 15, 2000. Accordingly, if you have previously submitted the earlier proxy and do not wish to change your vote, you need not submit a new proxy. All shares represented by valid proxies pursuant to this solicitation (and not revoked before being exercised) will be voted as specified in the form of proxy. Unless contrary instructions are given, the persons designated as proxy holders in the proxy card will vote; (i) FOR the election of the nominees proposed by the Board of Directors, (ii) FOR ratification of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2000 and (iii) as recommended by the Board of Directors with regard to all other matters. The Company is soliciting proxies by mail. The cost of soliciting proxies for the Annual Meeting, including the cost of mailing, will be borne by the Company.

                            REVOCABILITY OF PROXIES

    Each proxy may be revoked at any time prior to the vote of the Annual Meeting by (a) notifying the Secretary of the Company in writing prior to the start of the Annual Meeting, (b) signing and dating a later proxy and returning the new proxy in time for it to be counted at the Annual Meeting, or
(c) attending the Annual Meeting and voting contrary to your submitted proxy at the time that the chairman of the meeting requests the votes. Any written notice or new proxy should be sent to the Company at 335 Madison Avenue, New York, New York 10017 Attention: Fredrick Arenstein, Treasurer.

                                     VOTING

    Only holders of record of the Company's Common Stock (the 'Common Stock') at the close of business on July 19, 2000 (the record date fixed by the Board of Directors) will be entitled to receive notice of, and to vote at, the Annual Meeting. At the close of business on the record date, there were 4,063,155 shares of Common Stock outstanding and entitled to vote at the Meeting. Each share is entitled to one vote.

    The Charter of the Corporation provides that a majority of the stock issued and outstanding and entitled to vote and represented by the holders of record (in person or by proxy) shall constitute a quorum at the Annual Meeting. Assuming that a quorum is present, any action shall be valid and effective if approved by a majority of the votes which all stockholders present at the meeting (in person or by proxy) are entitled to cast.

                BUSINESS TO BE CONSIDERED AT THE ANNUAL MEETING

    It is expected that the following business will be considered and the following actions taken at the Annual Meeting:

ITEM 1: ELECTION OF DIRECTORS

    The Charter and Bylaws of the Company provide for a Board of Directors divided into three classes; Class I, Class II and Class III. The Company's Bylaws also state that, except in the case of a vacancy, a majority of the Board of Directors shall be Directors ('Independent Directors') who are not affiliated, directly or indirectly, with the Company or with Clarion Capital, LLC (the 'Manager'). There are two Class II Directors scheduled to be elected at the Annual Meeting to serve for a three-year term and until a successor is duly elected and qualified.

    Unless otherwise specified by the stockholder, the persons named as proxies will vote FOR the nominees for Class II Directors. The first nominee listed below is already serving as an Independent Director of the Company.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEES IDENTIFIED BELOW.

        Nominee          Age              Position with Company            Director Since
        -------          ---              ---------------------            --------------
Steven N. Fayne........  48          Independent Director                       1998
Frank L. Sullivan......  54          Exec VP & Chairman of the Board            1998

    Biographical information on the nominee is presented along with information on the other Directors of the Company in the section 'The Board of Directors of the Company'.

ITEM 2: RATIFICATION OF INDEPENDENT AUDITORS

    The Board of Directors has selected the accounting firm of Deloitte & Touche LLP as independent auditors of the Company for the year ending December 31, 2000. Deloitte & Touche has served as the independent auditors of the Company since the Company's inception. A representative of Deloitte & Touche LLP is expected to be present at the meeting with the opportunity to make a statement if so desired and to respond to appropriate questions from stockholders.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF DELOITTE & TOUCHE LLP AS THE COMPANY'S AUDITORS.

                     THE BOARD OF DIRECTORS OF THE COMPANY

Biographies
-----------

    HAROLD E. ROSEN, age 65, retired in 1996 as senior partner and chairman of the real estate department of Fried, Frank, Harris, Shriver & Jacobson. At Fried, Frank, Mr. Rosen represented industrial and private investors, lenders, developers and tenants in a variety of real estate transactions. Prior to joining Fried, Frank, Mr. Rosen directed the real estate investment and development operations of Hartz Mountain Industries where he developed and financed more than 20 million square feet of commercial and residential properties. After graduating from law school, Mr. Rosen joined Kaye, Scholer, Fierman, Hays & Handler where he specialized in real estate and was admitted to the partnership in 1968.

    Mr. Rosen has served as an Independent Director since 1998. He is a Class I Director. The current term of office of the Class I Director shall be until the 2002 Annual Meeting of stockholders and thereafter shall be for three years.

    FRANK L. SULLIVAN, JR., age 54, is a Managing Director of Clarion Partners, Chairman of the Manager and Chairman of the Company's Board of Directors. He joined Clarion Partners in 1984 and has over 25 years of real estate experience and has supervised the acquisition and/or structuring of more than $7 billion in mortgages, direct equity and other real estate investments. Prior to joining Clarion Partners, Mr. Sullivan held investment positions with Citibank, N.A. and Provident National Bank. He is also a Professor of Finance at the New York University Graduate School of Business and a member of the Board of Directors of GGP/Homart, Inc., a private REIT controlled by General Growth Properties, Inc. and New York State Common Retirement Fund.

    STEVEN N. FAYNE, age 48, is a Managing Director of ARCS Commercial Mortgage Co., L.P., a mortgage-banking firm. Mr. Fayne is also a partner in JMS Realty Development, LLC, a real estate development company in the San Francisco Bay area. Before joining ARCS, Mr. Fayne co-founded Eichler, Fayne & Associates in 1992. Eichler, Fayne & Associates is one of the leading originators and servicers of loans for FNMA under the agency's Designated Underwriter/Servicer
(DUS) program. Prior to this, Mr. Fayne was Chief Financial Officer and General Counsel for Gribetz International, Inc. from 1988 to 1992. In 1981, he co-founded the law firm of Sherr, Tiballi, Fayne & Schneider and served as its managing partner until 1988.

    Mr. Sullivan and Mr. Fayne have served as Class II Directors since 1998 and are the nominees recommended by the Board of Directors to be re-elected as the Class II Directors. Mr. Fayne is an Independent Director. If reelected, term of office of Class II Directors shall be until the 2003 Annual Meeting of stockholders and thereafter shall be for three years.

    DANIEL HEFLIN, age 36, joined the Manager in 1995 and has over 14 years of fixed income investment experience. Mr. Heflin has supervised the acquisition and/or structuring of more than $2 billion of mortgages, debt securities and other real estate investments and has participated in the securitization of more than $20 billion in assets. Prior to joining the Manager, Mr. Heflin was head of the Structured Finance Department at Ocwen Financial Corporation from 1993 to 1995 and served in the Capital Markets Group of Credit Suisse First Boston Corporation in London from 1990 to 1993 and the Asset Securitization Group of Arthur Andersen & Co. in New York from 1986 to 1990. He is also a Certified Public Accountant in the State of New York.

    STEPHEN C. ASHEROFF, age 53, retired in 1996 as Executive Vice President and Group Head of Specialized Lending for NatWest Bancorp. At NatWest Bancorp,
Mr. Asheroff managed the Real Estate Finance, Automobile Finance and Special Loan departments. Prior to joining NatWest Bancorp, Mr. Asheroff was General Partner for Operations of RMS Associates, a real estate development company. From 1980 to 1990, Mr. Asheroff was an Executive Vice President with Crestar Bank where he managed a $1.2 billion loan portfolio. Prior to joining Crestar, Mr. Asheroff was a Vice President with Provident National Bank in the Real Estate Finance Division.

    Mr. Heflin and Mr. Asheroff have served as Class III Directors since 1998. Mr. Asheroff is an Independent Director. The current term of office of Class III Directors shall be until the 2001 Annual Meeting of stockholders and thereafter shall be for three years.

Committees of the Board of Directors
------------------------------------

    The Board of Directors has three standing committees: the Executive Committee, the Compensation Committee and the Audit Committee. Mr. Heflin and Mr. Sullivan serve on the Executive Committee which is authorized to exercise the powers of the Board of Directors between meetings. However, the Executive Committee may not (i) amend the Charter or the Bylaws of the Company,
(ii) adopt an agreement of merger or consolidation, (iii) recommend to the stockholders the sale, lease, or exchange of all or substantially all of the Company's property and assets, (iv) recommend to the stockholders a dissolution of the Company or revoke a dissolution, (v) elect a director, (vi) declare a dividend or authorize the issuance of stock or (vii) agree to an amendment, modification, renewal or termination of the Management Agreement.

    Mr. Asheroff and Mr. Fayne serve on the Compensation Committee which is responsible for recommending to the Board of Directors the Company's compensation policies for the executive officers of the Company and for administering the Stock Incentive Plan. Mr. Asheroff, Mr. Fayne and Mr. Rosen serve on the Audit Committee which is responsible for recommending independent auditors, reviewing the audit plan, the adequacy of internal controls, the audit report and any management letters, and performing such other duties as the Board of Directors may from time to time prescribe.

    During the year ended December 31, 1999, there were six meetings of the Board of Directors, one meeting of the Compensation Committee and one meeting of the Audit Committee.

Compensation of Directors

    The Company pays each Independent Director compensation of $10,000 per annum in cash, $10,000 of Common Stock per annum and a fee of $500 for each meeting of the Board of Directors that the Director attends. The Company will also reimburse each Independent Director for ordinary and necessary expenses related to such Independent Director's attendance at meetings of the Board of Directors or any committee thereof.

    Periodically, each Director may be granted awards under the Company's Stock Incentive Plan. On May 28, 1998, options to purchase shares of common stock were issued to the Directors of the Company in the share amounts listed:
Mr. Heflin -- 103,182 shares, Mr. Sullivan -- 28,477 shares, Mr. Asheroff -- 3,409 shares, Mr. Fayne -- 3,409 shares, Mr. Rosen -- 3,409 shares. The exercise price of the options is $20 per share and each option has a ten-year term. One third of the options became exercisable on each of June 30, 1998, June 30, 1999 and June 30, 2000.

                           MANAGEMENT OF THE COMPANY

    The executive officers of the Company and their positions are as follows:

        Name                                Age                  Position with the Company
        ----                                ---                  -------------------------
Daniel Heflin.........................      36       President, Chief Executive Officer and Director
Frank L. Sullivan, Jr.................      54       Executive Vice President and Chairman of the Board
Fredrick D. Arenstein.................      46       Vice President and Treasurer
Joanne Vitale.........................      43       Vice President and Secretary

    All executive officers of the Company have served in their current positions since 1998, except Mr. Arenstein whose service began in April, 1999, and serve at the discretion of the Board of Directors. Biographical information for Mr. Heflin and Mr. Sullivan is provided in the section 'The Board of Directors of the Company'. Biographical information for Mr. Arenstein and Ms. Vitale follows:

    FREDRICK D. ARENSTEIN, age 46, has over 20 years of financial accounting experience. Prior to joining the Manager, Mr. Arenstein was the Chief Financial Officer of United States Land Resources, L.P., a real estate development company in New Jersey from 1987 to 1999. He is a Certified Public Accountant in the State of New York.

    JOANNE VITALE, age 43, has over 12 years of real estate experience. Prior to joining the Manager, she was a manager in the real estate group at Coopers & Lybrand LLC from 1991 to 1995 and worked in the investor relations department of Kidder Peabody Realty Advisors from 1981 to 1989. Ms. Vitale has participated in the securitization of over $1 billion of commercial real estate assets.

                             EXECUTIVE COMPENSATION

    The Company has not paid, and does not intend to pay, any annual cash compensation to the Company's officers for their services as executive officers. Therefore, no summary compensation table has been presented. The Company has not entered into any employment agreements. Periodically, the executive officers and directors may be granted awards pursuant to the Company's Stock Incentive Plan. On January 2, 2000, 3,250 shares of Class A Common Stock, with a value of $25,188, were issued to certain officers of the Company, under the Company's Stock Incentive Plan.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table presents information known to the Company with respect to beneficial ownership of the Company's common stock as of July 25, 2000, by
(1) each director and nominee for director, (2) any person known to the Company to be the beneficial owner of five percent or more of the common stock, and
(3) all directors and executive officers as a group. To the knowledge of the Company, the beneficial owners named have sole voting and investment power with respect to the shares beneficially owned, subject to community property laws as applicable.

                                                         Number of Shares
Name and address of beneficial owner(1)                Beneficially Owned(2)   Percent of Class(3)
---------------------------------------                ---------------------   -------------------
Monroe Investment Corp...............................        1,720,000                40.6%
Millenco L.P.........................................          364,800(4)              8.6%
Daniel Heflin........................................          221,182(5)              5.2%
Frank L. Sullivan, Jr................................           28,477(6)               *
Stephen C. Asheroff..................................            6,232(7)               *
Steven N. Fayne......................................            6,482(8)               *
Harold E. Rosen......................................            5,232(9)               *
Joanne Vitale........................................           21,183(10)              *
Fredrick D. Arenstein................................            1,250                  *
CP Capital Asset Holdings, LLC.......................          307,000                 7.2%
FMR Corp.(11)........................................          183,600(12)             4.3%
All officers and directors of the Company as a group
  (seven people).....................................          290,038(13)             6.8%

---------

  * less than 1%

 (1) Unless otherwise indicated, the address of each beneficial owner is c/o Clarion Commercial Holdings, Inc., 335 Madison Avenue, New York, NY 10017.

 (2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of warrants or options. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days have been exercised. One-third of the options to acquire shares of Common Stock awarded in connection with the Initial Public Offering under the Stock Incentive Plan became exercisable on each of June 30, 1998, June 30, 1999 and June 30, 2000.

 (3) Based on 4,063,155 shares of Common Stock outstanding as of July 25, 2000. Assumes that options currently exercisable as of July 25, 2000 are exercised.

 (4) Based on Schedule 13G filed on February 9, 2000.

 (5) Includes 103,182 options that are currently exercisable as of July 25, 2000.

 (6) Includes 28,477 options that are currently exercisable as of July 25, 2000.

 (7) Includes 3,409 options that are currently exercisable as of July 25, 2000.

 (8) Includes 3,409 options that are currently exercisable as of July 25, 2000.

 (9) Includes 3,409 options that are currently exercisable as of July 25, 2000.

(10) Includes 18,183 options that are currently exercisable as of July 25, 2000.

(11) The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts
     02109

(12) Based on Schedule 13(G/A) filed on February 14, 2000.

(13) Includes 160,069 options that are currently exercisable as of July 25, 2000.

                  STOCK OPTION/SAR GRANTS TO OFFICERS IN 1998

    In connection with the Initial Public Offering of the Company in 1998, options to acquire shares of Common Stock were granted to executive officers of the Company. The options were issued with an exercise price of $20 per share and each option has a ten-year term. One third of the options became exercisable on each of June 30, 1998, June 30, 1999 and June 30, 2000.

    The table below provides the hypothetical gains or 'option spreads' that would result for the respective options based on assumed rates of annual compounded stock price appreciation of 5% and 10% from the date the options were granted through the expiration dates of the options.

                                                                                    Potential Realizable Value
                                                                                      at Assumed Annual Rate
                                                                                     of Stock Appreciation for
                                                                                            Option Term
                           Number of     Percent of Total                           ---------------------------
                          Options/SARs     Options/SARs     Exercise   Expiration    5% Rate of    10% Rate of
          Name               Issued           Issued         Price        Date      Appreciation   Appreciation
------------------------  ------------   ----------------   --------   ----------   ------------   ------------
Daniel Heflin...........    103,182            29.5%         $20.00     5/28/08      $1,297,812     $3,288,911
Frank L. Sullivan, Jr...     28,477             8.1           20.00     5/28/08         358,181        907,700
Joanne Vitale...........     18,182             5.2           20.00     5/28/08         228,691        579,549

    As of June 30, 2000, no stock options had been exercised by the executive officers of the Company. All stock options granted in 1998 were deemed to have nominal value as of December 31, 1999.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Mr. Asheroff and Mr. Fayne serve on the Compensation Committee of the Company. The Compensation Committee had one meeting in 1999. Certain executive officers of the Company received compensation under the Company's Stock Incentive Plan. See 'Executive Compensation'.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of securities ownership and changes in ownership with the Securities and Exchange Commission (the 'Commission'). The Commission also requires officers, directors and greater than 10% stockholders to furnish the Company with copies of all Section 16(a) forms that they file. Based on a review of Section 16(a) reports furnished to the Company, the Company believes that all Section 16(a) filing requirements applicable to its officers, Directors and greater than 10% beneficial owners were met through December 31, 1999.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The Company is subject to conflicts of interest involving the Manager because, among other reasons, (1) the Manager advises other entities and many investments appropriate for the Company may also be appropriate for one or more of these entities, (2) all of the officers of the Company, and two of its directors, are officers of the Manager and (3) in accordance with the terms of the Management Agreement between the Company and the Manager (the 'Management Agreement'), the Manager earns an incentive fee that may create an incentive for the Manager to recommend riskier or more speculative investments. Nevertheless, the Manager intends to conduct its operations in a manner that will attempt to minimize the negative effect of any conflicts of interest. Moreover, a majority of the Company's Board of Directors must be Independent Directors.

    Under the terms of the Management Agreement, the Company will pay the Manager an annual base management fee equal to 1% of the average stockholders' equity. The Company will also pay the Manager, as incentive compensation, an amount equal to 25% of the Adjusted Net Income of Clarion, before incentive compensation, in excess of the amount that would produce an annualized return on equity equal to 2.5% over the Ten Year U.S. Treasury.

    In accordance with the terms of the Management Agreement, the Company paid $575,928 and $495,596 in base management fees for the year ended December 31, 1999 and for the period June 2, 1998 (commencement of operations) to December 31, 1998, respectively. The Company has not accrued for, or paid, the Manager any incentive compensation since inception.

    The Management Agreement does not limit or restrict the Manager or any of its officers, directors, employees or affiliates from engaging in any business or rendering services of any kind to any other entity. The ability of the Manager and its officers and employees to engage in other business activities could reduce the time and effort the Manager spends managing the Company.

                               PERFORMANCE GRAPH

    The following graph compares the cumulative total returns for the Company's common stock (CLR) through July 15, 2000 with the S&P 500 index and the SNL All-REIT Index for the same period. Total return equals change in stock price plus dividends paid and assumes that all dividends are reinvested. The information has been obtained from sources believed to be reliable, but neither its accuracy nor its completeness is guaranteed. The performance graph is not necessarily indicative of future investment performance.


                             [PERFORMANCE GRAPH]


                            6/2/98   7/13/98   8/31/98   10/12/98   12/14/98   2/8/99   4/5/99   5/31/99   7/26/99   9/20/99
                            ------   -------   -------   --------   --------   ------   ------   -------   -------   -------
SNL All-Reit Index........     100     101.8      88.2       81.1       86.9     85.2     82.2      92.4      88.3      84.3
S&P 500...................     100     106.5      92.2       88.4      106.7    110.4    121.1     119.2     119.3     114.7
CLR.......................     100      80.9      60         19.9       26.8     29.8     33.7      41.6      42.1      42.1

                            11/15/99   1/10/00   2/21/00   4/3/00   5/29/00   6/26/00   7/10/00
                            --------   -------   -------   ------   -------   -------   -------
SNL All-Reit Index........      81.3      84.2      81.1     83.8      89.5      93.8      96.6
S&P 500...................     127.7     131.5     119.7    136.1     127.7     130.6     132.5
CLR.......................      44        46.7      35       36.6      31.7      39.6      37.1

               STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

    In order for stockholder proposals otherwise satisfying the eligibility requirements of Rule 14a-1 under the Securities Exchange Act, to be considered for inclusion in the Company's Proxy Statement for the 2001 Annual Meeting, the proposals must be received at the Principal Executive Office of the Company, 335 Madison Avenue, New York, New York 10017, Attention: Secretary, on or before December 17, 2000.

    In addition, if a stockholder desires to bring business (including director nominations) before the 2001 Annual Meeting that is or is not the subject of a proposal timely submitted for inclusion in the Company's Proxy Statement, written notice of such business, as prescribed in the Bylaws of the Company, must be received by the Company's Secretary between December 17, 2000 and January 16, 2001. For additional requirements, a stockholder may refer to the Bylaws, a copy of which may be obtained from the Company's Secretary. If the Company does not receive timely notice pursuant to the Bylaws, the proposal will be excluded from consideration at the meeting, regardless of any earlier notice provided in accordance with Rule 14a-1 under the Securities Exchange Act.

                                   APPENDIX 1



ZCCH1B                            DETACH HERE


                                     PROXY


                       CLARION COMMERCIAL HOLDINGS, INC.


                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
             FOR THE ANNUAL MEETING OF STOCKHOLDERS, AUGUST 9, 2000


                 (SEE PROXY STATEMENT FOR DISCUSSION OF ITEMS)



     The undersigned hereby appoints Daniel Heflin and Frank L. Sullivan, Jr., and each of them, jointly and severally, as proxies, with power of substitution, to vote all shares of Clarion Commercial Holdings, Inc. Class A Common Stock which the undersigned is entitled to vote on all matters which may properly come before the 2000 Annual Meeting of Stockholders of Clarion Commercial Holdings, Inc., or any adjournment thereof.

-----------                                                          -----------
SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
  SIDE                                                                 SIDE
-----------                                                          -----------

CLARION COMMERCIAL
HOLDINGS, INC.
c/o EquiServe P.O. Box 9398
Boston, MA 02205-9398



ZCCH1A                            DETACH HERE


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

--------------------------------------------------------------------------------
          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.
--------------------------------------------------------------------------------

1. Election of two directors for a three-year term.
   NOMINEES: (01) Steven N. Fayne            Independent Director

             (02) Frank L. Sullivan, Jr.     Director


              FOR                               WITHHELD
              THE       [ ]               [ ]   FROM THE
              NOMINEES                          NOMINEES



[ ] _______________________________________
    For all nominees except as noted above



Signature: _____________________ Date: ____________



                                             FOR        AGAINST      ABSTAIN

2. The Appointment of Deloitte &             [ ]         [ ]           [ ]
   Touche LLP as Independent Auditors.

THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED AS SPECIFIED ABOVE, BUT
IF NO SPECIFICATION IS MADE THEY WILL BE VOTED FOR ITEMS 1 AND 2 AND AT THE
DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE
MEETING.


MARK HERE IF YOU PLAN TO ATTEND THE MEETING              [ ]


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT            [ ]


NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
When signing as attorney, executor, administrator, trustee or guardian, give full name and title as such.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE.



Signature: _____________________ Date: ____________



                       STATEMENT OF DIFFERENCES

The section symbol shall be expressed as...................................'SS'